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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   DYAX CORP.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



    DELAWARE                                                04-3053198
-----------------------                                 -------------------
(State of incorporation                                 (I.R.S. Employer
or organization)                                        Identification No.)




   ONE KENDALL SQUARE, CAMBRIDGE, MASSACHUSETTS               02139
--------------------------------------------------------------------------------
         (Address of principal executive offices)          (Zip Code)

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box.[ ]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box.[X]

  Securities Act Registration Statement file number to which this form relates: 333-48483
          ---------

         Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                              Name of each Exchange on which
to be so registered                              each class is to be registered
-------------------                              -------------------------------
      NONE                                                  NONE
-------------------                              -------------------------------


       Securities to be registered pursuant to Section 12(g) of the Act:

                          COMMON STOCK, $.01 PAR VALUE
        ----------------------------------------------------------------
                                (Title of Class)


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ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

        See "Description of Capital Stock" on page 61 of Amendment No. 2 to the Registration Statement on Form S-1 of Dyax Corp. (the "Registrant") filed with the Securities and Exchange Commission on June 26, 1998 under the Securities Act of 1933, as amended, which is hereby incorporated by reference pursuant to Rule 12b-23 of the Securities Exchange Act of 1934, as amended.

ITEM 2.   EXHIBITS.

          2.1 Specimen certificate for shares of Common Stock, $0.01 par value, of the Registrant. Filed as Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-48483) and hereby incorporated by reference.

          2.2 Certificate of Incorporation of the Registrant as amended and restated through March 23, 1998. Filed as Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-48483) and hereby incorporated by reference.

          2.3 Form of Restated Articles of Incorporation of Registrant, as proposed to be amended and restated. Filed as Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-48483) and hereby incorporated by reference.

          2.4 By-laws of the Registrant. Filed as Exhibit 3.3 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-48483) and hereby incorporated by reference.

          2.5 Form of Restated By-laws of Registrant, as proposed to be amended and restated. Filed as Exhibit 3.4 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-48483) and hereby incorporated by reference.

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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                            DYAX CORP.

Dated:  June 26, 1998                       By: /s/ Henry E. Blair
                                                --------------------------------
                                                Henry E. Blair
                                                President

















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